UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)       July 19, 2005
                                                     ---------------------------

                        Parametric Technology Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

         0-18059                                          04-2866152
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(Commission File Number)                       (IRS Employer Identification No.)

          140 Kendrick Street
        Needham, Massachusetts                                    02494-2714
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (781) 370-5000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01.  Completion of Acquisition or Disposition of Assets.

On July 19, 2005 (the "Effective Date"), Parametric Technology Corporation ("PTC") completed the acquisition of Arbortext, Inc. ("Arbortext") pursuant to the terms of an Amended and Restated Agreement and Plan of Merger dated as of July 15, 2005 (the "Merger Agreement") by and among PTC, Arbortext, PTC Maple Corporation ( "Merger Sub"), and a representative of the stockholders of Arbortext. On the Effective Date, Merger Sub merged with and into Arbortext, with Arbortext continuing as the surviving corporation. The merger consideration consisted of $190 million in cash.

Arbortext is a provider of enterprise publishing software that enables customers to create, manage and dynamically publish information to multiple types of media.

The Merger Agreement provides for PTC to be indemnified for losses resulting from breaches of Arbortext's representations, warranties and covenants, certain tax liabilities, and certain other matters. The sum of $19 million of the purchase price was placed in escrow as the exclusive source, subject to certain exceptions, for satisfaction of such losses as to which claims are made by December 31, 2006.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto.

Item 8.01.  Other Events.

On July 20, 2005, PTC issued a press release, a copy of which is filed as
Exhibit 99.1 hereto, announcing the completion of the Arbortext acquisition.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

PTC intends to provide the financial statements of Arbortext for the periods specified in Rule 3-05 of Regulation S-X under cover of a Form 8-K/A within the time allowed for such filing by Item 9.01(a)(4) of this Form.

(b) Pro Forma Financial Information.

PTC intends to provide pro forma financial information under cover of a Form 8-K/A within the time allowed for such filing by Item 9.01(b)(2) of this Form.

(c) Exhibits.


Exhibit 2.1 Amended and Restated Agreement and Plan of Merger dated as of July 15, 2005 by and among Parametric Technology Corporation, Arbortext, Inc., PTC Maple Corporation and a representative of the stockholders of Arbortext, Inc.

Exhibit 99.1 Press Release dated July 20, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Parametric Technology Corporation



Date: July 21, 2005                By: /s/Cornelius F. Moses, III
                                      ------------------------------------------
                                       Cornelius F. Moses, III
                                       Executive Vice President &
                                       Chief Financial Officer